INTANGIBLE ASSETS, NET (Details 1) - USD ($)	Mar. 31, 2025	Mar. 31, 2024
INTANGIBLE ASSETS NET
2026	$ 2,150,285
2027	2,150,285
2028	2,150,285
2029	2,150,285
2030	2,150,285
Total	$ 10,751,426	$ 1,488,333